Exhibit 10.29














                    SERVICEMASTER DEFERRED COMPENSATION PLAN

              (As Amended and Restated Effective October 24, 2002)





















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                    SERVICEMASTER DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS


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                                                                                                        PAGE
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

ARTICLE I  Introduction..................................................................................1

   Section 1.1.  Name....................................................................................1
   Section 1.2.  Purpose.................................................................................1
   Section 1.3.  Administration of the Plan..............................................................1

ARTICLE II  Definitions..................................................................................2


ARTICLE III  Plan Participation..........................................................................4

   Section 3.1.  Eligibility.............................................................................4
   Section 3.2.  Participation...........................................................................4

ARTICLE IV  Deferral Elections...........................................................................4

   Section 4.1.  Compensation Eligible for Deferral......................................................4
   Section 4.2.  Timing of Deferral Election.............................................................4
   Section 4.3.  Changes in Deferral Election............................................................5
   Section 4.4.  Effect of Deferral Election.............................................................5
   Section 4.5.  Vesting of Deferral Account.............................................................5

ARTICLE V  Employer Matching Contributions...............................................................5

   Section 5.1.  Crediting of Employer Matching Contributions............................................5
   Section 5.2.  Vesting of Employer Matching Contributions Account......................................5

ARTICLE VI  Earnings on Account Balances.................................................................6

   Section 6.1.  Permitted Investments...................................................................6
   Section 6.2.  Earnings................................................................................6
   Section 6.3.  Committee May Disapprove Permitted Investments..........................................6
   Section 6.4.  Elections...............................................................................7
   Section 6.5.  Actual Investment Not Required..........................................................7
   Section 6.6.  Investment Notices......................................................................7
   Section 6.7.  Crediting of Deferrals, Contributions and Earnings......................................7

ARTICLE VII  Establishment of Trust......................................................................8

   Section 7.1.  Establishment of Trust..................................................................8
   Section 7.2.  Status of Trust.........................................................................8

                                      (i)
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ARTICLE VIII  Distribution of Account Balances...........................................................8

   Section 8.1.  Timing..................................................................................8
   Section 8.2.  Manner of Payment.......................................................................9
   Section 8.3.  Hardship Payments.......................................................................9
   Section 8.4.  Accelerated Payments...................................................................10
   Section 8.5.  Distributions to Minor and Incompetent Persons.........................................10
   Section 8.6.  Involuntary Distributions..............................................................11
   Section 8.7.  Designation of Beneficiaries...........................................................11
   Section 8.8.  Inability to Locate Participant or Beneficiary.........................................11
   Section 8.9.  Claims Procedure.......................................................................11

ARTICLE IX  Amendment or Termination....................................................................12

   Section 9.1.  Amendment..............................................................................12
   Section 9.2.  Plan Termination.......................................................................13

ARTICLE X  General Provisions...........................................................................13

   Section 10.1.  Applicable Law........................................................................13
   Section 10.2.  Assumption of Company Liability.......................................................13
   Section 10.3.  Number and Headings...................................................................13
   Section 10.4.  Immunity of Board and Committee Members...............................................13
   Section 10.5.  Non-alienation of Benefits............................................................13
   Section 10.6.  Notices...............................................................................14
   Section 10.7.  Plan Not to Affect Employment Relationship............................................14
   Section 10.8.  Severability..........................................................................14
   Section 10.9.  Successors and Assigns................................................................14
   Section 10.10.  Withholding for Taxes................................................................14

                                      (ii)

                    SERVICEMASTER DEFERRED COMPENSATION PLAN

              (As Amended and Restated Effective October 24, 2002)


                                   ARTICLE I

                                  Introduction
                                  ------------

     Section 1.1.  Name. The name of the Plan shall be the  "ServiceMaster
                   ----
Deferred Compensation Plan."

     Section 1.2. Purpose. The Plan, as amended and restated effective October
                  -------
24, 2002, shall constitute an unfunded arrangement established and maintained for the purpose of providing deferred compensation to a select group of management or highly compensated employees (as such phrase is defined for purposes of Title I of ERISA). The Plan shall further constitute an amendment and restatement of the ServiceMaster Deferred Compensation Plan, effective March 16, 2001.

     Section 1.3.  Administration of the Plan. The Plan shall be administered by
                   --------------------------
the Board and the Committee, as set forth herein.

          (a) The Board's duties and authority under the Plan shall include (i) determining the amount of Employer Matching Contributions pursuant to Section 5.1, (ii) authorizing contributions to a grantor trust pursuant to Section 7.1 and (iii) amending and terminating the Plan pursuant to Sections 9.1 and 9.2.

          (b) The Committee's  duties and authority under the Plan shall include
(i) the interpretation of the provisions of the Plan, (ii) the adoption of any rules and regulations which may become necessary or advisable in the operation of the Plan, (iii) the making of such determinations as may be permitted or required pursuant to the Plan, (iv) the taking of such other action as may be required for the proper administration of the Plan in accordance with its terms and (v) the amendment of the Plan, to the extent authorized under Section 9.1. Any decision of the Committee with respect to any matter within the authority of the Committee shall be final, binding and conclusive upon the Employers and each Participant, former Participant, designated Beneficiary, and each person claiming under or through any Participant or designated Beneficiary, and no additional authorization or ratification by the Board or stockholders of ServiceMaster shall be required. Any action by the Committee with respect to any one or more Participants shall not be binding on the Committee as to any action to be taken with respect to any other Participant. Each determination required or permitted under the Plan shall be made by the Committee in the sole and absolute discretion of the Committee. The Committee may delegate to any Employer, committee, person (whether or not an employee of an Employer) or entity any of its responsibilities or duties hereunder.

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                                   ARTICLE II

                                   Definitions
                                   -----------

         "Account" shall mean the aggregate of the bookkeeping accounts maintained by ServiceMaster for each Participant.

         "Account Balance" shall mean the value, as of the specified date, of the Participant's Account.

         "Beneficiary" shall mean the person, persons or legal entity entitled to receive benefits under the Plan which become payable in the event of the Participant's death.

         "Board" shall mean the Board of Directors of ServiceMaster or a committee of the Board that is authorized to act on behalf of the Board with respect to the Plan.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, and includes any regulations thereunder.

         "Committee" shall mean ServiceMaster's Equity Plans Administrative Committee or such other committee designated by the Board to administer the Plan. References to the Committee in the Plan shall include any Employer, committee, person or entity to which the Committee has further delegated any of its duties or responsibilities in accordance with Section 1.3.

         "Compensation" shall mean (i) the Regular Compensation payable to a Participant in the applicable Plan Year and (ii) amounts payable pursuant to ServiceMaster's Long Term Performance Award Plan with respect to the applicable Plan Year.

         "Deferral" shall mean the amount of Compensation that a Participant elects to defer pursuant to procedures prescribed by the Committee.

         "Deferral Account" shall mean the bookkeeping account maintained by ServiceMaster pursuant to Article IV of the Plan in the name of and for a Participant.

         "Disability" shall mean the inability of a Participant to perform substantially his or her duties and responsibilities due to physical or mental impairment for a continuous period of at least six months, as determined solely by the Committee.

         "Effective Date" shall mean October 24, 2002 with respect to the terms of the Plan as set forth herein.

         "Eligible Employee" shall mean, with respect to a Plan Year, a management or highly compensated employee of an Employer who is notified by the Committee in writing that he or she is eligible to participate in the Plan for such Plan Year.

         "Employer Matching Contribution" shall mean the amount credited to a Participant's Account pursuant to Article V.

         "Employer Matching Contributions Account" shall mean the bookkeeping account maintained by ServiceMaster pursuant to Article V of the Plan in the name of and for a Participant.

         "Employers" shall mean ServiceMaster and its subsidiaries that, with the approval of the Committee, adopt the Plan for the benefit of their Eligible Employees.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any regulations thereunder.

         "Gross Misconduct" shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by the Participant of confidential information or trade secrets of the ServiceMaster Companies, or any other intentional misconduct by the Participant adversely affecting the business or affairs of the ServiceMaster Companies in a material manner.

         "Participant" shall mean any Eligible Employee who commences participation in the Plan pursuant to Article III.

         "Permitted Investment" shall mean such funds or types of investment as may be approved by the Committee from time to time, which may include shares of ServiceMaster common stock.

         "Plan" shall mean this ServiceMaster Deferred Compensation Plan, as amended from time to time.

         "Plan Year" shall mean the twelve consecutive month period ending December 31st.

         "Qualified Retirement" shall mean a Participant's termination of employment with his or her Employer and all other ServiceMaster Companies by reason of retirement (i) on or after age 55 and after completing 10 years of service, determined in a manner consistent with the ServiceMaster Profit Sharing and Retirement Plan, or (ii) on or after age 65; provided, however, that a Qualified Retirement shall not include a termination of a Participant's employment for Gross Misconduct.

         "Regular Compensation" shall mean an Eligible Employee's base pay, bonuses payable under the ServiceMaster Additional Provisional Compensation Plan (or any other routine bonus plan or arrangement), commissions and overtime pay.

         "ServiceMaster" shall mean The ServiceMaster Company, a Delaware corporation, and its successors or assigns under the Plan.

         "ServiceMaster Companies" shall mean ServiceMaster and its subsidiaries.

         "Valuation Date" shall mean June 30 and December 31 of each Plan Year and such other dates as may be designated by the Committee from time to time.

                                  ARTICLE III

                               Plan Participation
                               ------------------

     Section  3.1.  Eligibility.  An employee of an Employer  shall  become
                    -----------
eligible to participate in the Plan upon receipt of written notice of such eligibility from the Committee.

     Section 3.2. Participation. Each Eligible Employee may participate in the
                  -------------
Plan in a Plan Year by submitting an election to the Committee prior to the beginning of such Plan Year and within the election period prescribed by the Committee, and by specifying in such election the respective percentages or dollar amounts of (i) the Eligible Employee's Regular Compensation otherwise payable to the Eligible Employee by an Employer in such Plan Year and (ii) the amounts earned by such Eligible Employee with respect to such Plan Year under the ServiceMaster Long Term Performance Award Plan, which in each case shall be deducted from such Compensation and deferred for payment at a later date pursuant to the Plan. The Committee shall establish rules prescribing the time and manner in which elections shall be submitted to the Committee, which may include submission of elections by telephonic or electronic media. An individual who becomes an Eligible Employee after the first day of a Plan Year may participate in the Plan for such Plan Year by submitting an election to the Committee within the election period designated by the Committee following the date such individual is notified of his or her eligibility to participate in the Plan.

                                   ARTICLE IV

                               Deferral Elections
                               ------------------

     Section 4.1. Compensation Eligible for Deferral. A Participant may elect in
                  ----------------------------------
the time and manner designated by the Committee to defer the receipt of (i) not less than 2% and not more than 75% of the Participant's Regular Compensation payable in the applicable Plan Year and/or (ii) not less than 2% and not more than 90% of any amount payable to the Participant under ServiceMaster's Long Term Performance Award Plan, or any successor thereto, with respect to the applicable Plan Year. Deferral elections shall be expressed either as a percentage of a Participant's Compensation, or as a fixed dollar amount.

     Section 4.2. Timing of Deferral Election. Except as set forth in Section
                  ---------------------------
3.2, an election form must be submitted within the election period prescribed by the Committee and occurring prior to the Plan Year for which the election is to be effective, and in accordance with such other rules prescribed by the Committee. In order to participate in the Plan for any subsequent Plan Year, an Eligible Employee must submit a new election form within the designated election period occurring prior to the Plan Year for which the election is to be effective. In no event shall an election under the Plan apply to Compensation payable prior to the date on which such election is received by the Committee.

     Section 4.3. Changes in Deferral Election. A Participant may elect to
                  ----------------------------
suspend all future Deferrals under the Plan at any time in accordance with procedures prescribed by the Committee, provided that a Participant who makes such an election shall not be permitted to resume Deferrals under the Plan prior to the first day of the following Plan Year. No other changes may be made during a Plan Year to the percentage or amount of Compensation subject to a Participant's Deferral election.

     Section 4.4. Effect of Deferral Election. The submission of an election
                  ---------------------------
form pursuant to Section 4.2 shall evidence the Participant's authorization of his or her Employer to defer the payment of such Participant's Compensation with respect to the amount specified in such election. Completion of such election form shall further evidence the Participant's election of the timing and form of distribution of the Deferrals subject to such election, any Employer Matching Contribution thereon, and any earnings or losses credited to the Participant's Account with respect to such Deferrals and Employer Matching Contribution.

     Section 4.5. Vesting of Deferral Account. A Participant shall at all times
                  ---------------------------
be fully vested in his or her Deferral Account.

                                   ARTICLE V

                         Employer Matching Contributions
                         -------------------------------

     Section 5.1. Crediting of Employer Matching Contributions. As soon as
                  --------------------------------------------
practicable after the end of each Plan Year, ServiceMaster may, in its sole discretion by action of the Board, credit an Employer Matching Contribution to the Employer Matching Contributions Account of each Participant who is an Eligible Employee as of the last day of such Plan Year (including an employee who is on a leave of absence approved by his or her Employer) or who ceased employment with an Employer during such Plan Year on account of death, Disability, Qualified Retirement, or due to a transfer to, and continued employment for the remainder of the Plan Year by, another ServiceMaster Company, whether or not an Employer, or a ServiceMaster Company franchisee. An Employer Matching Contribution with respect to a Plan Year shall be in an amount determined by the Board, and shall be stated as a percentage of some or all of the Deferrals elected by the Participant for such Plan Year. The Compensation of a Participant shall not be reduced by any Employer Matching Contributions credited to such Participant's Account.

     Section 5.2. Vesting of Employer Matching Contributions Account. A
                  --------------------------------------------------
Participant's Employer Matching Contributions Account shall become vested based on the number of the Participant's aggregate years of service with the ServiceMaster Companies, in accordance with the following schedule:


                                                                     Vested
                  Years of Service                                 Percentage
                  ----------------                                 ----------

         less than 2 years of service                                   0%
         2 years of service but less than 3                            25%
         3 years of service but less than 4                            50%
         4 years of service but less than 5                            75%
         5 years of service or more                                   100%

The unvested portion of a Participant's Employer Matching Contributions Account shall be immediately forfeited upon the termination of such Participant's employment for any reason, and shall not thereafter be reallocated to the Accounts of any other Participants.

                                   ARTICLE VI

                          Earnings on Account Balances
                          ----------------------------

     Section 6.1. Permitted Investments. Upon his or her election to participate
                  ---------------------
in the Plan, each Participant shall designate, in such manner as may be prescribed by the Committee, the Permitted Investments in which such Participant's Account shall be deemed to be invested. Such Participant's Account shall be deemed to be invested as specified by the Participant either (a) on the day following the later of (i) the date such Participant makes such designation, or (ii) the date such credit is made to such Participant's Account, or (b) on such other dates as may be reasonably determined by the Committee. A Participant may elect to change his or her deemed investment election as frequently as may be permitted by the Committee, and in any event at least once each Plan Year; provided, however, that a Participant shall not be permitted to change a deemed investment election with respect to any portion of his or her Account deemed invested in shares of ServiceMaster common stock.

     Section 6.2. Earnings. Each Participant's Account shall be credited with
                  --------
deemed earnings, or reduced by deemed losses, equal to the earnings or losses that would have been realized or paid if assets in an amount equal to the balance of such Account were actually invested among the Permitted Investments selected by the Participant in accordance with Section 6.1. Although ServiceMaster or an Employer might actually invest its assets according to the Participant's election, it is not required to do so nor to even set aside any assets to provide for payments hereunder. ServiceMaster may promulgate separate accounting and administrative rules to facilitate the deemed investment in a Permitted Investment.

     Section 6.3. Committee May Disapprove Permitted Investments.
                  ----------------------------------------------
Notwithstanding the foregoing, the Committee may disapprove any Permitted Investment designated by a Participant or deemed to be held in such Participant's Account. If the disapproved Permitted Investment has been designated by the Participant but is not then deemed to be held in such Participant's Account, the Committee shall promptly notify the Participant in writing of the decision to disapprove the Permitted Investment and shall afford the Participant an opportunity to designate one or more substitute Permitted

Investments satisfactory to the Committee. If the disapproved Permitted Investment is deemed to be held in the Participant's Account, the Committee shall promptly notify the Participant in writing of the decision to disapprove the Permitted Investment and shall afford the Participant an opportunity to dispose of the disapproved Permitted Investment and to reinvest the deemed proceeds therefrom in one or more substitute Permitted Investments satisfactory to the Committee. If the Participant does not submit an election to dispose of the disapproved Permitted Investment within ten days after notice of disapproval by the Committee, the Committee may thereafter treat the disapproved Permitted Investment as having been sold on a date selected by the Committee and shall make appropriate charges and credits to the Account. Neither the Committee nor the Employer shall have any liability to the Participant for losses or expenses allocated to such Account by reason of a decision by the Committee to disapprove a Permitted Investment.

     Section 6.4. Elections. All elections to be made by a Participant pursuant
                  ---------
to this Article VI shall be made only by such Participant, provided that if such Participant dies before such Participant's entire Account Balance is distributed, or if the Committee determines that such Participant is legally incompetent or otherwise incapable of managing such Participant's own affairs, the Committee shall have the authority to (a) itself make the elections pursuant to Section 6.1 on behalf of such Participant, or (b) designate such Participant's designated Beneficiary, legal representative or some near relative of such Participant to make the elections pursuant to Section 6.1 on behalf of such Participant.

     Section 6.5. Actual Investment Not Required. An Employer need not actually
                  ------------------------------
make any Permitted Investment. If an Employer should from time to time make any investment similar to a Permitted Investment, such investment shall be solely for the Employer's own account and the Participant shall have no right, title or interest therein. Accordingly, each Participant is solely an unsecured creditor of the Employer with respect to his or her Account.

     Section 6.6. Investment Notices. Statements describing the performance of
                  ------------------
the Permitted Investments will be provided to the Participants no less frequently than semi-annually.

     Section 6.7. Crediting of Deferrals, Contributions and Earnings. The
                  --------------------------------------------------
Committee shall credit all Deferrals to a Participant's Account as soon as administratively practicable after the date on which the Deferrals would have been paid to the Participant if the Participant had not made a Deferral election under Article IV of the Plan. Employer Matching Contributions shall be credited to a Participant's Account on the date specified by the Board. Earnings and losses shall be credited to the Participant's Account in accordance with Section 6.2.

                                  ARTICLE VII

                             Establishment of Trust
                             ----------------------

     Section 7.1. Establishment of Trust. The Board may, in its sole discretion,
                  ----------------------
establish a grantor trust, as described under Section 671 of the Code, which is subject to the claims of the general creditors of ServiceMaster, for the purpose of accumulating assets to provide for the obligations hereunder. The establishment of such a trust shall not affect each Employer's liability to pay benefits hereunder except that the Employer's liability shall be offset by any payments actually made to a Participant under such a trust. In the event such a trust is established, the amount to be contributed shall be determined by the Board and the investment of such assets shall be in accordance with the trust document.

     Section 7.2. Status of Trust. Participants shall have no direct or secured
                  ---------------
claim in any asset of the trust or in specific assets of the Employer or the ServiceMaster Companies and will have the status of general unsecured creditors of the Employer for any amounts due under the Plan. Trust assets and income shall be subject to the claims of ServiceMaster's creditors.

                                  ARTICLE VIII

                        Distribution of Account Balances
                        --------------------------------

     Section 8.1. Timing. (a) Payment of Deferral Accounts. Except as otherwise
                  ------
specifically provided herein, the Deferrals credited to a Participant's Deferral Account for a Plan Year, adjusted by any earnings or losses thereon, shall be paid, or shall commence to be paid, to such Participant as soon as administratively practicable after the Valuation Date coincident with, or next following, the payment date elected by the Participant on such Participant's Deferral election form submitted to the Committee for such year. The payment date elected by the Participant may be (i) the date the Participant's employment with the ServiceMaster Companies terminates or (ii) any other date elected by the Participant which is more than three years after the last day of the Plan Year for which the Deferrals are credited to the Participant's Deferral Account and not later than the date on which the Participant will attain age 70 1/2. The Participant must submit to the Committee a separate election described in
Section 3.2 for each Plan Year which specifies a deferral amount and payment date for all amounts credited to such Participant's Deferral Account for such Plan Year.

                (b) Payment of Employer Matching Contribution Accounts. Except as otherwise specifically provided herein, the vested portion of the Employer Matching Contributions credited to a Participant's Employer Matching Contributions Account for a Plan Year, adjusted by any earnings or losses thereon, shall be paid, or shall commence to be paid, to such Participant on or as soon as administratively practicable after the later to occur of (i) the date on which the Deferrals credited to the Participant's Account for the same Plan Year are paid or commence to be paid or (ii) the Valuation Date coincident with or next following the termination of such Participant's employment with the

ServiceMaster Companies. Any amount credited to a Participant's Employer Matching Contributions Account that is not vested as of the date of such Participant's termination of employment with the ServiceMaster Companies shall thereupon be forfeited, and shall not thereafter be reallocated to the Accounts of any other Participants.

                  (c) Cash-Out of Small Accounts. Notwithstanding the payment date elected by a Participant, the vested balance of such Participant's Account shall be paid to such Participant in a lump sum as soon as administratively practicable after the Valuation Date coincident with, or next following, the termination of such Participant's employment with the ServiceMaster Companies if the amount of such vested Account Balance as of such Valuation Date (A) is less than $25,000 and such Participant's employment terminated prior to January 1, 2003, or (B) is less than $50,000 and such Participant's employment terminated on or after January 1, 2003. If the vested balance of a Participant's Account shall be less than $10,000 as of any Valuation Date following the termination of such Participant's employment with the ServiceMaster Companies, such Account shall be paid to such Participant in a lump sum as soon as administratively practicable after such Valuation Date.

                  (d) Delayed Payment Date. Notwithstanding any payment date elected by a Participant, the Committee may, in its sole discretion, defer the payment of all or any portion of a Participant's Account to the extent the Committee determines that the payment of such amount at the time elected by the Participant would cause the Participant's Employer to be unable to deduct any portion of the Participant's Compensation as a result of the limitations prescribed by Section 162(m) of the Code.

     Section 8.2. Manner of Payment. Except as provided in Section 8.1(c), each
                  -----------------
Participant or Beneficiary shall receive payment of the amount credited to the Participant's Account either in a single lump sum or in annual installments over a period of not less than two and not more than ten years, as elected by the Participant upon his or her commencement of participation in the Plan. A Participant may change a previously elected method of payment by filing a new election form with the Committee at least one year prior to the date on which payments are scheduled to be made or to commence. The distribution of a Participant's Account shall be paid in cash by the Employer of the Participant or, to the extent the Participant has elected that all or a portion of the credits to his or her Account be deemed invested in shares of ServiceMaster common stock, the Participant shall receive such distribution in shares of ServiceMaster common stock.

     Section 8.3. Hardship Payments. In the event of a Financial Hardship, as
                  -----------------
hereinafter defined, the Participant may file a written request with the Committee to receive all or any portion of the vested balance of such Participant's Account in an immediate lump sum payment. A Participant's written request for such a payment shall describe the circumstances which the Participant believes justify the payment and an estimate of the amount necessary to eliminate the Financial Hardship. The Committee will have discretion to grant or deny any such request. A payment shall be considered on account of "Financial Hardship" if it is necessary in light of the Participant's immediate and heavy financial need as described in (A) below and it is necessary to satisfy such financial need, as described in (B) below.

                  (A) A payment will be on account of immediate and heavy financial need only if it is on account of (i) medical expenses described in Section 213(d) of the Code incurred by the Participant or the Participant's spouse or dependents; (ii) purchase (excluding mortgage payments) of a principal residence for the Participant; (iii) payment of tuition and related educational fees for the next twelve months of post-secondary education for the Participant or the Participant's spouse, children or dependents; or (iv) the need to prevent the eviction of the Participant from the Participant's principal residence or the foreclosure on the mortgage of the Participant's principal residence.

                  (B) A payment will be necessary to satisfy the financial need described in (A) above only if (i) the payment does not exceed the amount necessary to meet such financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the payment); and (ii) the Participant has obtained all distributions, other than hardship withdrawals, and all nontaxable loans available under all other plans maintained by the ServiceMaster Companies.

Any payment from a Participant's Account on account of Financial Hardship shall be deemed to cancel any Deferral election of the Participant then in effect and, unless otherwise determined by the Committee, the Participant shall be suspended from making further Deferral elections under the Plan during the remainder of the Plan Year in which such payment is made and the Plan Year immediately thereafter.

     Section 8.4. Accelerated Payments. A Participant may at any time, but not
                  --------------------
more than once during any five-year period, elect to receive an immediate lump sum payment equal to the vested amount or amounts credited to such Participant's Account for one or more Plan Years, adjusted by earnings or losses thereon, reduced by a penalty equal to 10% of the amount paid pursuant to such election; provided, however, that amounts credited to a Participant's Employer Matching Contributions Account shall not be payable pursuant to any such election made prior to the termination of the Participant's employment with the ServiceMaster Companies. The penalty described herein shall be permanently forfeited and shall not be paid to, or in respect of, the Participant or his or her Beneficiary or be reallocated to the Accounts of any other Participants. An election to receive an immediate lump sum payment pursuant to this Section 8.4 shall be deemed to cancel any Deferral election of the Participant then in effect and, unless otherwise determined by the Committee, the Participant shall be suspended from making further Deferral elections under the Plan during the remainder of the Plan Year in which such payment is made and the Plan Year immediately thereafter.

     Section 8.5. Distributions to Minor and Incompetent Persons. If a payment
                  ----------------------------------------------
is to be made to a minor or to an individual who, in the opinion of the Committee, is unable to manage his or her financial affairs by reason of illness or mental incompetency, such distribution may be made to or for the benefit of any such individual in such of the following ways as the Committee shall direct:
(a) directly to any such minor individual if, in the opinion of the Committee, he or she is able to manage his or her financial affairs, (b) to the legal representative of any such individual, (c) to a custodian under a

Uniform Gifts to Minors Act for any such minor individual, or (d) to some near relative of any such individual to be used for the latter's benefit. Neither the Committee nor any Employer shall be required to see to the application by any third party of any payment made to or for the benefit of a Participant or Beneficiary pursuant to this Section.

     Section 8.6. Involuntary Distributions. Notwithstanding the foregoing
                  -------------------------
provisions of this Article VIII, the Committee may on its own initiative authorize an Employer to distribute to any Participant (or to a designated Beneficiary in the event of the Participant's death) all or any portion of the Participant's Account Balance in the event (i) there is a change in tax law, a published ruling or similar announcement issued by the Internal Revenue Service, a regulation issued by the Secretary of Treasury, a decision by a court of competent jurisdiction involving a Participant or a Beneficiary, or a closing agreement made under Section 7121 of the Code that is approved by the Internal Revenue Service and involves a Participant, and the Committee determines that a Participant has or will recognize income for Federal income tax purposes with respect to amounts deferred under the Plan prior to the time such amounts would otherwise be paid to the Participant or (ii) the corporation, entity or division with which the Participant is employed is sold, divested or liquidated.

     Section 8.7. Designation of Beneficiaries. Each Participant may name any
                  ----------------------------
person (who may be named concurrently, contingently or successively) to whom the Participant's Account Balance under the Plan is to be paid if the Participant dies before the Account Balance is fully distributed. Each such Beneficiary designation will revoke all prior designations by the Participant, shall not require the consent of any previously named Beneficiary, shall be in a form prescribed by the Committee and will be effective only when filed with the Committee during the Participant's lifetime. If a Participant fails to designate a Beneficiary before such Participant's death, as provided above, or if the Beneficiary designated by a Participant dies before the date of the Participant's death or before complete payment of the Participant's Account Balance, the Committee shall pay the Participant's Account Balance to the Participant's estate in one lump sum.

     Section 8.8. Inability to Locate Participant or Beneficiary. If the
                  ----------------------------------------------
Committee is unable to make payment of a Participant's Account to such Participant or his or her Beneficiary because the identity and/or whereabouts of such person cannot be ascertained notwithstanding the mailing of notice to any last known address or addresses, then such Participant's Account shall be forfeited. If the Participant or Beneficiary later makes a claim for a benefit under the Plan, and that claim for benefit is granted, the amount in the Participant's Account that was treated as a forfeiture shall be paid to the Participant or Beneficiary without regard to any subsequent gain or loss.

     Section 8.9. Claims Procedure. (a) Filing of Claim. If any Participant or
                  ----------------
Beneficiary believes he or she is entitled to benefits under the Plan in an amount greater than those which he or she is receiving or has received, the Participant or Beneficiary (or his or her duly authorized representative) may file a claim with a subcommittee designated by the Committee (the "Claim Review Subcommittee"). Such a claim shall be in writing and state the nature of the claim, the facts supporting the claim, the amount claimed and the address of the claimant.

                  (b) Initial Review of Claim. The Claim Review Subcommittee shall review the claim and, unless special circumstances require an extension of time, within 90 days after receipt of the claim give written or electronic notice to the claimant of its decision with respect to the claim. If special circumstances require an extension of time, the claimant shall be so advised in writing within the initial 90-day period and in no event shall such an extension exceed 90 days. The notice of the decision of the Claim Review Subcommittee with respect to the claim shall be written in a manner calculated to be understood by the claimant and, if the claim is wholly or partially denied, shall set forth the specific reasons for the denial, specific references to the pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and an explanation of the appeals procedure under the Plan and the time limits applicable to such procedure (including a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following the final first denial of a claim).

                  (c) Appeal of Claim Denial. The claimant (or his or her duly authorized representative) may request a review of the denial by filing with the full Committee a written request for such review within 60 days after notice of the denial has been received by the claimant. Within the same 60-day period, the claimant may submit to the Committee written comments, documents, records and other information relating to the claim. Upon request and free of charge, the claimant also may have reasonable access to, and copies of, documents, records and other information relevant to the claim.

                  (d) Review of Claim Denial. If a request for review is so filed, review of the denial shall be made by the Committee and the claimant shall be given written or electronic notice of the Committee's final decision within 60 days after receipt of such request, unless special circumstances require an extension of time.
  If special circumstances require an extension of time, the claimant shall be so advised in writing within the initial 60-day period and in no event shall such an extension exceed 60 days. If the appeal of the claim is wholly or partially denied, the notice of the Committee's final decision shall include specific reasons for the decision, specific references to the pertinent Plan provisions on which the decision is based and a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all relevant documents, records and information. The notice shall be written in a manner calculated to be understood by the claimant and shall notify the claimant of his or her right to bring a civil action under Section 502(a) of ERISA.

                                   ARTICLE IX

                            Amendment or Termination
                            ------------------------

     Section 9.1. Amendment. ServiceMaster shall have the right to amend the
                  ---------
Plan from time to time, provided that no such amendment shall reduce the amount credited to a Participant's Account without the consent of the Participant or, if the Participant is deceased, his or her Beneficiary. The Plan shall be amended by resolutions duly adopted by the Board or, to the extent the amendment
(i) is required or deemed advisable as a result of legislation, regulation, or other actions, (ii) concerns routine or administrative matters or (iii) does not materially affect the cost of the Plan to any Employer, by either the Board or the Committee.

     Section 9.2. Plan Termination. The Board may, in its discretion, terminate
                  ----------------
the Plan at any time, provided, however, that no termination shall reduce the amount credited to a Participant's Account without the consent of the Participant or, if the Participant is deceased, his or her Beneficiary.

                                   ARTICLE X

                               General Provisions
                               ------------------

     Section 10.1. Applicable Law. The Plan shall be construed in accordance
                   --------------
with the internal laws of the State of Illinois.

     Section 10.2. Assumption of Company Liability. ServiceMaster's obligations
                   -------------------------------
under the Plan may be assumed by any subsidiary of ServiceMaster, in which case such subsidiary shall be obligated to satisfy all of ServiceMaster's obligations under the Plan and ServiceMaster shall be released from any continuing obligation under the Plan. At ServiceMaster's request, each Participant or designated Beneficiary shall sign such documents as ServiceMaster may require in order to effect the purposes of this subsection.

     Section 10.3. Number and Headings. Wherever any words are used herein in
                   -------------------
the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. Headings of sections and subsections of the Plan are inserted for convenience of reference and are not part of the Plan and are not to be considered in the construction thereof.

     Section 10.4. Immunity of Board and Committee Members. The members of the
                   ---------------------------------------
Board and the Committee may rely upon any information, report or opinion supplied to them by an officer of ServiceMaster or any legal counsel, independent public accountant or actuary, and shall be fully protected in relying upon any such information, report or opinion. No member of the Board or the Committee shall have any liability to the ServiceMaster Companies or any Participant, former Participant, designated Beneficiary, person claiming under or through any Participant or designated Beneficiary or other person interested or concerned in connection with any decision made by such member pursuant to the Plan which was based upon any such information, report or opinion if such member reasonably relied thereon in good faith.

     Section 10.5. Non-alienation of Benefits. A Participant's rights to the
                   --------------------------
amount credited to his or her Account under the Plan shall not be grantable, transferable, pledgeable or otherwise assignable, in whole or in part, by the voluntary or involuntary acts of any person, or by operation of law, and shall not be liable or taken for any obligation of such person. Any such attempted grant, transfer, pledge or assignment shall be null and void and without any legal effect.

     Section 10.6. Notices. Any notice required to be given by the Employers or
                   -------
the Committee hereunder shall be in writing and shall be delivered in person or by U.S. mail, interoffice mail, express courier service or electronic mail.

     Section 10.7. Plan Not to Affect Employment Relationship. Neither the
                   ------------------------------------------
adoption of the Plan nor its operation shall in any way affect the right and power of the Employers to dismiss or otherwise terminate the employment or change the terms of the employment or amount of compensation of any Participant at any time for any reason with or without cause. By accepting any payment under the Plan, each Participant, former Participant, designated Beneficiary and each person claiming under or through such person, shall be conclusively bound by any action or decision taken or made or to be taken or made under the Plan by the Board or the Committee.

     Section 10.8. Severability. If any provision of the Plan shall be held
                   ------------
illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if illegal or invalid provisions had never been set forth herein.

     Section 10.9. Successors and Assigns. The Plan is binding on all persons
                   ----------------------
entitled to benefits hereunder and their respective heirs and legal representatives, on the Committee and its successor, on the Employers, and on ServiceMaster and its successors.

     Section 10.10. Withholding for Taxes. Notwithstanding anything contained in
                    ---------------------
the Plan to the contrary, the appropriate amounts shall be withheld from any distribution made under the Plan or from a Participant's Compensation as may be required for purposes of complying with applicable Federal or state tax withholding requirements.